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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)     |__|

                               ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

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
New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)


                                   ----------

                       TRIARC CONSUMER PRODUCTS GROUP, LLC
               (Exact name of obligor as specified in its charter)

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
Delaware                                                 38-0471180
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

280 Park Avenue
New York, New York                                       10017
(Address of principal executive offices)                 (Zip code)

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                         TRIARC BEVERAGE HOLDINGS CORP.
              (Exact name of obligor as specified in its charter)


Delaware                                                 65-0748978
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

709 Westchester Avenue
White Plains, New York                                   10604
(Address of principal executive offices)                 (Zip code)


                                   ----------

                   10-1/4% Senior Subordinated Notes due 2009
                       (Title of the indenture securities)

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1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
            IT IS SUBJECT.

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

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the State of               2 Rector Street, New York,
      New York                                              N.Y. 10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                      33 Liberty Plaza, New York,
                                                            N.Y. 10045

      Federal Deposit Insurance Corporation                 Washington, D.C. 20429

      New York Clearing House Association                   New York, New York 10005

      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
       AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
      INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
      7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
      229.10(D).

      1.    A copy of the Organization Certificate of The Bank of New York
            (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
            Form T-1 filed with Registration Statement No. 33-21672 and Exhibit
            1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.    A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
            T-1 filed with Registration Statement No. 33-31019.)

      6.    The consent of the Trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No.
            33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

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                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of May, 1999.


                                                THE BANK OF NEW YORK


                                                By: /s/ MICHELE L. RUSSO
                                                    ----------------------------
                                                    Name:  Michele L. Russo
                                                    Title: Assistant Treasurer


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                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of May, 1999.


                                                THE BANK OF NEW YORK


                                                By: /s/ MICHELE L. RUSSO
                                                    ----------------------------
                                                    Name:  Michele L. Russo
                                                    Title: Assistant Treasurer


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                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

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

                                                   Dollar Amounts
ASSETS                                              in Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.................................         $3,951,273
  Interest-bearing balances..................          4,134,162
Securities:
  Held-to-maturity securities................            932,468
  Available-for-sale securities..............          4,279,246
Federal funds sold and Securities purchased
  under agreements to resell.................          3,161,626
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income...............37,861,802
  LESS: Allowance for loan and
    lease losses............619,791
  LESS: Allocated transfer risk
    reserve........................3,572
  Loans and leases, net of unearned income,
    allowance, and reserve...................         37,238,439
Trading Assets...............................          1,551,556
Premises and fixed assets (including
  capitalized leases)........................            684,181
Other real estate owned......................             10,404
Investments in unconsolidated subsidiaries
  and associated companies...................            196,032
Customers' liability to this bank on
  acceptances outstanding....................            895,160
Intangible assets............................          1,127,375
Other assets.................................          1,915,742
                                                     -----------
Total assets.................................        $60,077,664
                                                     ===========
LIABILITIES
Deposits:

  In domestic offices........................        $27,020,578
  Noninterest-bearing..............11,271,304
  Interest-bearing.................15,749,274

  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...................         17,197,743
  Noninterest-bearing.................103,007
  Interest-bearing.................17,094,736

Federal funds purchased and Securities sold
  under agreements to repurchase.............          1,761,170
Demand notes issued to the U.S.Treasury......            125,423
Trading liabilities..........................          1,625,632
Other borrowed money:
  With remaining maturity of one year or less          1,903,700
  With remaining maturity of more than one
    year through three years.................                  0
  With remaining maturity of more than three
    years....................................             31,639
Bank's liability on acceptances executed and
  outstanding................................            900,390
Subordinated notes and debentures............          1,308,000
Other liabilities............................          2,708,852
                                                      ----------
Total liabilities............................         54,583,127
                                                      ----------
EQUITY CAPITAL

Common stock.................................          1,135,284
Surplus......................................            764,443
Undivided profits and capital reserves.......          3,542,168
Net unrealized holding gains (losses) on
  available-for-sale securities..............             82,367
Cumulative foreign currency translation
  adjustments................................       (     29,725)
                                                    ------------
Total equity capital.........................          5,494,537
                                                    ------------
Total liabilities and equity capital.........        $60,077,664
                                                    ============

       I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Gerald L. Hassell                                    Directors
Alan R. Griffith
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